Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2018
COMMITMENTS, CONTINGENCIES AND GUARANTEES.
COMMITMENTS, CONTINGENCIES AND GUARANTEES

30. COMMITMENTS, CONTINGENCIES AND GUARANTEES

(a) Commitments

Future payments under the company's commitments, including service arrangements for pipeline transportation agreements and for various premises, service stations and other property and equipment, are as follows:

	Payment Due by Period

($ millions)	2019	2020	2021	2022	2023	2024 and Beyond	Total

Commitments

Product transportation and storage	1 053	948	1 058	1 181	1 149	13 211	18 600

Energy services	139	136	173	116	118	183	865

Exploration work commitments	33	—	44	—	—	490	567

Other	358	283	135	75	69	195	1 115

Operating leases	346	304	266	203	156	1 182	2 457

	1 929	1 671	1 676	1 575	1 492	15 261	23 604

The operating leases noted above will be captured in the IFRS 16 transition adjustment effective January 1, 2019, except for short-term leases (see note 5). The operating leases expire at various dates through 2058. For the year ended December 31, 2018, operating lease expense was $324 million (2017 – $400 million).

In addition to the commitments in the above table, the company has other obligations for goods and services and raw materials entered into in the normal course of business, which may terminate on short notice. Such obligations include commodity purchase obligations which are transacted at market prices.

(b) Contingencies

Legal and Environmental Contingent Liabilities

The company is defendant and plaintiff in a number of legal actions that arise in the normal course of business. The company believes that any liabilities that might arise pertaining to such matters would not have a material effect on its consolidated financial position.

The company may also have environmental contingent liabilities, beyond decommissioning and restoration liabilities (recognized in note 22), which are reviewed individually and are reflected in the company's consolidated financial statements if material and more likely than not to be incurred. These contingent environmental liabilities primarily relate to the mitigation of contamination at sites where the company has had operations. For any unrecognized environmental contingencies, the company believes that any liabilities that might arise pertaining to such matters would not have a material effect on its consolidated financial position.

Costs attributable to these commitments and contingencies are expected to be incurred over an extended period of time and to be funded from the company's cash flow from operating activities. Although the ultimate impact of these matters on net earnings cannot be determined at this time, the impact is not expected to be material.

Operational Risk

The company also has exposure to some operational risks, which is reduced by maintaining an insurance program.

The company carries property damage and business interruption insurance with varying coverage limits and deductible amounts based on the asset. As of December 31, 2018, Suncor's insurance program included coverage of up to US$1.2 billion for oil sands risks, up to US$0.975 billion for offshore risks and up to US$1.2 billion for refining risks. These limits are all net of deductible amounts or waiting periods and subject to certain price and daily volume limits. The company also has primary property insurance for up to US$400 million, also net of the deductible that covers all of Suncor's physical assets.

(c) Guarantees

At December 31, 2018, the company provides loan guarantees to certain retail licensees and wholesale marketers. Suncor's maximum potential amount payable under these loan guarantees is $125 million.

The company has also agreed to indemnify holders of all notes and debentures and the company's credit facility lenders (see note 19) for added costs relating to withholding taxes. Similar indemnity terms apply to certain facility and equipment leases. There is no limit to the maximum amount payable under these indemnification agreements. The company is unable to determine the maximum potential amount payable as government regulations and legislation are subject to change without notice. Under these agreements, the company has the option to redeem or terminate these contracts if additional costs are incurred.

The company also has guaranteed its working-interest share of certain joint operation undertakings related to transportation services agreements entered into with third parties. The guaranteed amount is limited to the company's share in the joint arrangement. As at December 31, 2018, the probability is remote that these guarantee commitments will impact the company.